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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K/A

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): March 24, 1999




                        SKYLYNX COMMUNICATIONS, INC.
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           (Exact name of registrant as specified in its charter)




COLORADO                          0-24687                      84-1360029
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(State or  other          (Commission file number)         (Employer Identi-
incorporation)                                              fication No.)



          600 South Cherry Street, Suite 305, Denver, Colorado 80222
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           (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code:  (303) 316-0400
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                 103 Sarasota Quay, Sarasota, Florida 34236
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        (Former name or former address, if changed since last report)


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ITEM 2:   ACQUISITION OF ASSETS
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     On March 24, 1999, SkyLynx Communications, Inc., a Colorado
corporation, ("SkyLynx" or the "Company") closed upon and consummated a definitive Asset Purchase Agreement dated as of March 24, 1999, (the "Agreement") between the Company and Continet, LLC, an Oregon limited liability company ("Continet") and all of the persons holding member interests in Continet (hereafter Continet and such members may collectively be referred to as the "Sellers") pursuant to which the Company purchased substantially all of the tangible and intangible properties and assets ("Assets") used by Continet in the business of internet service provision (the "Business").

     Under the terms of the Agreement, the Company acquired the Assets of the Business, including inventories, accounts receivable, furniture, fixtures, office machinery and equipment and other tangible property, all mailing, client and customer lists, leasehold improvements and fixtures, prepaid expenses, contracts and licenses, development assets and intangible assets.

     The purchase price paid by the Company for the Assets of the Business and for a covenant not to compete was a total of $497,540.77 (the "Purchase Price"), which Purchase Price was paid as follows: the sum of $302,540.77 was paid in cash at closing, giving credit for a $5,000 earnest money deposit; the sum of $50,000 was represented by the Company's promissory note which, together with interest at the rate of nine percent (9%) per annum, is payable in twenty-four (24) equal installments of principal and interest; the sum of $40,837.52 was satisfied by the Company's assumption of Continet's liability for prepaid services; and the balance of $104,162.48 was paid by the Company's issuance of an aggregate of 19,110 shares of its Common Stock, $.001 par value (the "Consideration Shares"), the market value of which Consideration Shares was deemed to be $5.45089 per share, which represents the average closing bid price of the Company's Common Stock on the over-the-counter market for the seven (7) trading immediately preceding the closing date. Of the Consideration Shares, an aggregate of 8,714 shares, having an aggregate market value of $47,500, were retained by the Company as security for the Seller's indemnification obligations under the Agreement (the "Holdback Shares"). The Holdback Shares will be retained by the Company for a period of one (1) year and used as collateral to satisfy any claims the Company may have against the Sellers for indemnity under the terms of the Agreement.

     The Company will continue to operate the Business from its facility in Eugene, Oregon.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements
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          Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information
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          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (c)  Exhibits
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          Item Title
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          1.1  Asset Purchase Agreement dated as of March 24, 1999

          1.2  Promissory Note

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SKYLYNX COMMUNICATIONS , INC.


Dated:  April 7, 1999                 By:  /s/ Jeffery A. Mathias
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                                      Jeffery A. Mathias,, President